Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

16 Commitments and Contingencies

Lease Commitments

Property, plant and equipment includes $2 million as of December 31, 2015 (2014: $3 million) for capital leases and other beneficial rights of use, such as building rights and hire purchase agreements. Software includes $26 million (2014: $49 million) for assets acquired under non-cancellable software licenses. The financial obligations arising from these contractual agreements are reflected in long-term debt. Long-term operating lease commitments totaled $172 million as of December 31, 2015 (2014: $130 million). The long-term operating leases are mainly related to the rental of buildings and tools. These leases expire at various dates during the next 30 years. Future minimum lease payments under operating and capital leases are as follows:

	Operating Leases	Capital Leases

2016	50	17
2017	37	15
2018	24	—
2019	18	—
2020	13	—
Thereafter	30	—

Total future minimum leases payments	172	32
Less: amount representing interest		1

Present value of future minimum lease payments		31

Rent expense amounted to $70 million in 2015 (2014: $63 million; 2013: $65 million).

Purchase Commitments

The Company maintains purchase commitments with certain suppliers, primarily for raw materials, semi finished goods and manufacturing services and for some non-production items. Purchase commitments for inventory materials are generally restricted to a forecasted time-horizon as mutually agreed upon between the parties. This forecasted time-horizon can vary for different suppliers. As of December 31, 2015, the Company had purchase commitments of $809 million, which are due through 2025.

Litigation

We are regularly involved as plaintiffs or defendants in claims and litigation relating to a variety of matters such as contractual disputes, personal injury claims, employee grievances and intellectual property litigation. In addition, our acquisitions, divestments and financial transactions sometimes result in, or are followed by, claims or litigation. Although the ultimate disposition of asserted claims cannot be predicted with certainty, it is our belief that the outcome of any such claims, either individually or on a combined basis, will not have a material adverse effect on our consolidated financial position. However, such outcomes may be material to our consolidated statement of operations for a particular period. The Company records an accrual for any claim that arises whenever it considers that it is probable that it is exposed to a loss contingency and the amount of the loss contingency can be reasonably estimated.

Based on the most current information available to it and based on its best estimate, the Company also reevaluates at least on a quarterly basis the claims that have arisen to determine whether any new accruals need to be made or whether any accruals made need to be adjusted. Based on the procedures described above, the Company has an aggregate amount of approximately $28 million accrued for legal proceedings pending as of December 31, 2015, compared to approximately $2 million as of December 31, 2014. The accruals are included in “Accrued liabilities” and “Other non-current liabilities”. There can be no assurance that the Company’s accruals will be sufficient to cover the extent of its potential exposure to losses, but historically, legal actions have not had a material adverse effect on the Company’s business, results of operations or financial condition.

The Company also estimates the aggregate range of reasonably possible losses in excess of the amount accrued based on currently available information for those cases for which such estimate can be made. The estimated aggregate range requires significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants (including the Company) in such claims whose share of liability has yet to be determined, the numerous yet-unresolved issues in many of the claims, and the attendant uncertainty of the various potential outcomes of such claims. Accordingly, the Company’s estimate will change from time to time, and actual losses may be more than the current estimate. As at December 31, 2015, the Company believes that for all litigation pending its aggregate exposure to loss in excess of the amount accrued could range between $0 and approximately $124 million.

Intellectual property litigation and infringement claims could cause us to incur significant expenses or prevent us from selling our products. The resolution of intellectual property litigation may require us to pay damages for past infringement or to obtain a license under the other party’s intellectual property rights that could require one-time license fees or ongoing royalties, require us to make material changes to our products and/or manufacturing processes, require us to cross-license certain of our patents and other intellectual property and/or prohibit us from manufacturing or selling one or more products in certain jurisdictions, which could adversely impact our operating results in future periods.

In addition, the Company is currently assisting Motorola in the defense of eight personal injury lawsuits due to indemnity obligations included in the agreement that separated Freescale from Motorola in 2004. The multi-plaintiff lawsuits are pending in the Circuit Court of Cook County, Illinois. These claims allege a link between working in semiconductor manufacturing clean room facilities and birth defects in 56 individuals. The eight suits allege exposures that occurred between 1965 and 2006. Each suit seeks an unspecified amount of damages in compensation for the alleged injuries; however, legal counsel representing the plaintiffs has recently indicated they will seek substantial compensatory and punitive damages from Motorola for the entire inventory of claims which, if proven and recovered, the Company considers to be material. A portion of any indemnity due to Motorola will be reimbursed to NXP if Motorola receives an indemnification payment from its insurance coverage. Motorola has denied liability for these alleged injuries based on numerous defenses. Motorola has potential insurance coverage for many of the years indicated above, but with differing types and levels of coverage, self-insurance retention amounts and deductibles. We are in discussions with Motorola and their insurers regarding the availability of applicable insurance coverage for each of the individual cases.

Environmental remediation

In each jurisdiction in which we operate, we are subject to many environmental, health and safety laws and regulations that govern, among other things, emissions of pollutants into the air, wastewater discharges, the use and handling of hazardous substances, waste disposal, the investigation and remediation of soil and ground water contamination and the health and safety of our employees. We are also required to obtain environmental permits from governmental authorities for certain of our operations.

As with other companies engaged in similar activities or that own or operate real property, the Company faces inherent risks of environmental liability at our current and historical manufacturing facilities. Certain environmental laws impose liability on current or previous owners or operators of real property for the cost of removal or remediation of hazardous substances. Certain of these laws also assess liability on persons who arrange for hazardous substances to be sent to disposal or treatment facilities when such facilities are found to be contaminated.

Soil and groundwater contamination has been identified at our properties in Hamburg, Germany and Nijmegen, the Netherlands and near Phoenix, Arizona, United States. The remediation processes at these locations are expected to continue for many years.

As of December 31, 2015 we have recorded $88 million for environmental remediation costs, which are primarily included in other non-current liabilities in the accompanying Consolidated Balance Sheet. This amount represents the undiscounted future cash flows of our estimated share of costs incurred in environmental cleanup sites without considering recovery of costs from any other party or insurer, since in most cases potentially responsible parties other than us may exist and be held responsible.